Exhibit 10.70

THIRD AMENDMENT

REVISED HOME OFFICE PENSION PLAN OF LEVI STRAUSS & CO.

WHEREAS, Levi Strauss & Co. (“LS&CO.”) maintains the Revised Home Office Pension Plan of Levi Strauss & Co. (the “Plan”) to provide retirement benefits for its eligible employees; and

WHEREAS, pursuant to Section 17.1 of the Plan, the Board of Directors of LS&CO. is authorized to amend the Plan at any time and for any reason; and

WHEREAS, LS&CO. desires to amend the Plan to permit terminated participants with a vested retirement benefit (as determined by the Plan) of $5,000 or less to rollover such benefit into the Levi Strauss & Co. Employee Investment Plan (the “EIP”), a tax-qualified 401(k) plan; and

WHEREAS, the EIP permits such contributions; and

WHEREAS, the amendment herein is within the delegated authority of Fred D. Paulenich; and

NOW THEREFORE, the Plan is hereby amended, effective January 1, 2004, to add the following subparagraph (g) to Section 9.5:

“(g) With respect to distributions on or after January 1, 2004, the Employee Investment Plan of Levi Strauss & Co., as amended from time to time,”

* * *

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 17th day of November, 2003.

LEVI STRAUSS & CO.

By:	/s/ FRED D. PAULENICH

Fred D. Paulenich Senior Vice President of Worldwide Human Resources